UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):March 26, 2020 (March 23, 2020)

GAMING & LEISURE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-36124	46-2116489
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

845 Berkshire Blvd., Suite 200
Wyomissing, PA 19610
(Address of principal executive offices)

610-401-2900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	GLPI	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On March 26, 2020, the board of directors (the “Board”) of Gaming and Leisure Properties, Inc. (the “Company”) approved amendments to the Company’s Code of Business Conduct (the “Code of Conduct”). The amendments add additional information about the Company’s policies concerning equal employment opportunity, non-discrimination, anti-harassment, anti-bribery, and health and safety, among others, and clarifies the section regarding reporting suspected violations. The amended Code of Conduct does not result in any waiver to any officer, director or employee of the Company, explicit or implicit, from any provision of the Code of Conduct as in effect prior to the Board’s action to amend the Code of Conduct. The amended Code of Conduct is applicable to all directors, officers and employees of the Company and its subsidiaries.

The amended Code of Conduct is available at the Company’s website, www.glpropinc.com, under the “About” section. The foregoing summary of the amended Code of Conduct is subject to and qualified in its entirety by reference to the full text of the amended Code of Conduct. The other contents of the website are not incorporated by reference herein or made a part hereof for any purpose.

Item 7.01 Regulation FD Disclosure.

On March 23, 2020, the Company issued a press release (the “Press Release”) announcing that the Company is withdrawing its first quarter and full year 2020 guidance previously issued on February 20, 2020, due to increased uncertainty related to the impact of the novel Coronavirus (COVID-19). The Company also provided an update on the Company’s business in the Press Release. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated March 23, 2020

104	The cover page from the Company's Current Report on Form 8-K, dated March 26, 2020, formatted in Inline XBRL.

* * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 26, 2020	GAMING AND LEISURE PROPERTIES, INC.

	By:	/s/ Steven T. Snyder
	Name:	Steven T. Snyder
	Title:	Chief Financial Officer

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